UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2014

CC MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 5, 2014, Clear Channel Communications, Inc. (“CCU”), an indirect subsidiary of CC Media Holdings, Inc., completed the sale to several initial purchasers represented by Goldman, Sachs & Co. and Morgan Stanley & Co. LLC (the “Initial Purchasers”) of $750.0 million in aggregate principal amount of CCU’s 9.0% Priority Guarantee Notes due 2022 (the “Notes”). The Initial Purchasers subsequently sold the Notes to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States pursuant to Regulation S under the Securities Act.

CCU used the net proceeds from the offering to prepay at par $729.0 million of the loans outstanding under its term loan B facility and $12.1 million of the loans outstanding under its term loan C—asset sale facility, to pay accrued and unpaid interest with regard to such loans to, but not including, the date of prepayment, and to pay fees and expenses related to the offering and the prepayment.

Indenture

The Notes were issued pursuant to an indenture, dated as of September 10, 2014 (the “Indenture”), among CCU, Clear Channel Capital I, LLC, the subsidiary guarantors named therein (collectively with Clear Channel Capital I, LLC, the “Guarantors”), U.S. Bank National Association, as trustee, paying agent, registrar, authentication agent and transfer agent, and Deutsche Bank Trust Company Americas, as collateral agent (the “Collateral Agent”). The Notes mature on September 15, 2022 and bear interest at a rate of 9.0% per annum, payable semi-annually in arrears on September 15 and March 15 of each year, beginning on March 15, 2015.

The Notes and the Guarantors’ obligations under the guarantees are secured by (1) a lien on (a) the capital stock of CCU and (b) certain property and related assets that do not constitute “principal property” (as defined in the indenture governing CCU’s legacy notes), in each case equal in priority to the liens securing the obligations under CCU’s senior secured credit facilities and existing priority guarantee notes, and (2) a lien on the accounts receivable and related assets securing CCU’s receivables based credit facility junior in priority to the lien securing CCU’s obligations thereunder.

CCU may redeem the Notes at its option, in whole or part, at any time prior to September 15, 2017, at a price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to the redemption date and plus an applicable premium. CCU may redeem the Notes, in whole or in part, on or after September 15, 2017, at the redemption prices set forth in the Indenture plus accrued and unpaid interest to the redemption date. At any time on or before September 15, 2017, CCU may elect to redeem up to 40% of the aggregate principal amount of the Notes at a redemption price equal to 109.000% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net proceeds of one or more equity offerings.

The Indenture contains covenants that limit CCU’s ability and the ability of its restricted subsidiaries to, among other things: (i) pay dividends, redeem stock or make other distributions or investments; (ii) incur additional debt or issue certain preferred stock; (iii) transfer or sell assets; (iv) engage in certain transactions with affiliates; (v) create restrictions on dividends or other payments by the restricted subsidiaries; and (vi) merge, consolidate or sell substantially all of CCU’s assets. The Indenture contains covenants that limit Clear Channel Capital I, LLC’s and CCU’s ability and the ability of its restricted subsidiaries to, among other things: (i) create liens on assets and (ii) materially impair the value of the security interests taken with respect to the collateral for the benefit of the Collateral Agent and the holders of the Notes. The Indenture also provides for customary events of default.

The description of the Notes and the Indenture contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Registration Rights Agreement

On September 10, 2014, in connection with the private placement of the Notes, CCU, the Guarantors and Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, on behalf of the Initial Purchasers, entered into an Exchange and Registration Rights Agreement (the “Registration Rights Agreement”). The terms of the Registration

Rights Agreement require CCU and the Guarantors to (i) use their commercially reasonable efforts to file with the Securities and Exchange Commission within 210 days after the date of the initial issuance of the Notes, a registration statement with respect to an offer to exchange the Notes for a new issue of debt securities registered under the Securities Act, with terms substantially identical to those of the Notes (except for provisions relating to the transfer restrictions and payment of additional interest); (ii) use their commercially reasonable efforts to consummate such exchange offer within 270 days after the date of the initial issuance of the Notes; and (iii) in certain circumstances, file a shelf registration statement for the resale of the Notes. If CCU and the Guarantors fail to satisfy their registration obligations under the Registration Rights Agreement, then CCU will be required to pay additional interest to the holders of the Notes, up to a maximum additional interest rate of 0.50% per annum.

The foregoing is only a summary of the material terms of the Registration Rights Agreement and does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.3 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above relating to the Notes and the Indenture is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On September 10, 2014, CCU issued a press release announcing the consummation of the issuance of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of September 10, 2014, among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, as guarantor, the other guarantors party thereto, U.S. Bank National Association, as trustee, paying agent, registrar, authentication agent and transfer agent, and Deutsche Bank Trust Company Americas, as collateral agent (Incorporated by reference to Exhibit 4.1 to Clear Channel Communication, Inc.’s Current Report on Form 8-K filed on September 10, 2014)

4.2	Form of 9.0% Priority Guarantee Notes due 2022 (incorporated by reference to Exhibit 4.1 filed herewith).

4.3	Exchange and Registration Rights Agreement, dated as of September 10, 2014, by and among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, as guarantor, certain subsidiary guarantors named therein and Goldman, Sachs & Co. and Morgan Stanley & Co. LLC (Incorporated by reference to Exhibit 4.3 to Clear Channel Communication, Inc.’s Current Report on Form 8-K filed on September 10, 2014)

99.1	Press Release issued by Clear Channel Communications, Inc., dated September 10, 2014 (Incorporated by reference to Exhibit 99.1 to Clear Channel Communication, Inc.’s Current Report on Form 8-K filed on September 10, 2014)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CC MEDIA HOLDINGS, INC.

Date: September 10, 2014	By:	/s/ Hamlet T. Newsom, Jr.
Hamlet T. Newsom, Jr.
Vice President, Associate General Counsel and
Assistant Secretary

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated as of September 10, 2014, among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, as guarantor, the other guarantors party thereto, U.S. Bank National Association, as trustee, paying agent, registrar, authentication agent and transfer agent, and Deutsche Bank Trust Company Americas, as collateral agent (Incorporated by reference to Exhibit 4.1 to Clear Channel Communication, Inc.’s Current Report on Form 8-K filed on September 10, 2014)

4.2	Form of 9.0% Priority Guarantee Notes due 2022 (incorporated by reference to Exhibit 4.1 filed herewith).

4.3	Exchange and Registration Rights Agreement, dated as of September 10, 2014, by and among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, as guarantor, certain subsidiary guarantors named therein and Goldman, Sachs & Co. and Morgan Stanley & Co. LLC (Incorporated by reference to Exhibit 4.3 to Clear Channel Communication, Inc.’s Current Report on Form 8-K filed on September 10, 2014)

99.1	Press Release issued by Clear Channel Communications, Inc., dated September 10, 2014 (Incorporated by reference to Exhibit 99.1 to Clear Channel Communication, Inc.’s Current Report on Form 8-K filed on September 10, 2014)